UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 31, 2006

Wells Real Estate Investment Trust II, Inc.

(Exact name of registrant as specified in its charter)

Maryland

(State or other jurisdiction of incorporation)

000-51262	20-0068852
(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Norcross, Georgia 30092-3365

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (770) 449-7800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Wells Real Estate Investment Trust II, Inc. (the “Registrant”) hereby amends its Current Report on Form 8-K dated October 31, 2006 and filed on November 1, 2006 to provide the required financial statements of the Registrant relating to the acquisition by the Registrant of the International Financial Tower (the “Building”), as described in such Current Report.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements. The following financial statements of the Building and the Registrant are submitted at the end of this Amendment to Current Report on Form 8-K/A and are filed herewith and incorporated herein by reference.

(b) Pro Forma Financial Information. See Paragraph (a) above.

International Financial Tower

Independent Auditors’ Report	F-1

Statements of Revenues Over Certain Operating Expenses for the year ended December 31, 2005 and the nine months ended September 30, 2006 (unaudited)	F-2

Notes to Statements of Revenues Over Certain Operating Expenses for the year ended December 31, 2005 and the nine months ended September 30, 2006 (unaudited)	F-3

Wells Real Estate Investment Trust II, Inc.

Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Financial Statements	F-5

Pro Forma Balance Sheet as of September 30, 2006 (unaudited)	F-6

Pro Forma Statement of Operations for the nine months ended September 30, 2006 (unaudited)	F-9

Pro Forma Statement of Operations for the year ended December 31, 2005 (unaudited)	F-11

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE INVESTMENT TRUST II, INC. (Registrant)

	By:	/s/ Douglas P. Williams
Douglas P. Williams
Executive Vice President

Date: January 12, 2007

INDEPENDENT AUDITORS’ REPORT

To the Stockholders and Board of Directors

Wells Real Estate Investment Trust II, Inc.

Atlanta, Georgia

We have audited the accompanying statement of revenues over certain operating expenses of International Financial Tower (the “Building”) for the year ended December 31, 2005. This statement is the responsibility of the Building’s management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Building’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Building’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of International Financial Tower’s revenues and expenses.

In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 2 of International Financial Tower for the year ended December 31, 2005 in conformity with U.S. generally accepted accounting principles.

/s/ Frazier & Deeter, LLC

Atlanta, Georgia

January 12, 2007

International Financial Tower

Statements of Revenues Over Certain Operating Expenses

For the year ended December 31, 2005 (audited)

and the nine months ended September 30, 2006 (unaudited)

(in thousands)

	2006	2005
	(Unaudited)
Revenues:
Base rent	$12,212	$14,276
Tenant reimbursements	4,963	8,320
Other revenues	762	957

Total revenues	17,937	23,553

Expenses:
Ground lease	4,954	6,605
Real estate taxes	2,047	2,241
Operating services	1,970	2,700
Utilities	1,712	2,653
Leasing and management fees	599	741
General and administrative	225	241

Total expenses	11,507	15,181

Revenues over certain operating expenses	$6,430	$8,372

See accompanying notes.

International Financial Tower

Notes to Statements of Revenues Over Certain Operating Expenses

For the year ended December 31, 2005 (audited)

and the nine months ended September 30, 2006 (unaudited)

1. Description of Real Estate Property Acquired

On October 31, 2006, Wells Real Estate Investment Trust II, Inc. (“Wells REIT II”), through a wholly owned subsidiary, acquired International Financial Tower (the “Building”), a 19-story office building containing approximately 629,922 square feet located on approximately 1.9 acres in Jersey City, New Jersey from Financial Tower Jersey City, L.P. (the “Seller”). Total consideration for the acquisition was approximately $193.6 million. Wells REIT II is a Maryland corporation that engages in the acquisition and ownership of commercial real estate properties throughout the United States. Wells REIT II was incorporated on July 3, 2003 and has elected to be taxed as a real estate investment trust for federal income tax purposes.

2. Basis of Accounting

The accompanying statements of revenues over certain operating expenses are presented in conformity with accounting principles generally accepted in the United States and in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statements exclude certain historical expenses that are not comparable to the proposed future operations of the property such as certain ancillary income, amortization, depreciation, interest and corporate expenses. Therefore, the statements will not be comparable to the statements of operations of the Building after its acquisition by Wells REIT II.

3. Significant Accounting Policies

Rental Revenues

Rental revenue is recognized on a straight-line basis over the terms of the related leases. The excess of rental income recognized over the amounts due pursuant to the lease terms is recorded as straight-line rent receivable. The adjustment to straight-line rent receivable decreased rental revenue by approximately $1.61 million for the year ended December 31, 2005 and decreased rental revenue by approximately $0.03 million for the nine months ended September 30, 2006.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

International Financial Tower

Notes to Statements of Revenues Over Certain Operating Expenses (continued)

For the year ended December 31, 2005 (audited)

and the nine months ended September 30, 2006 (unaudited)

4. Description of Leasing Arrangements

The Building is approximately 100% leased, with Pershing, LLC (“Pershing”) and NTT Data USA, LLC (“NTT”) leasing approximately 97% of the Building’s rentable square footage under long-term lease agreements. Pershing and NTT contributed approximately 70% and 26%, respectively, of rental income for the year ended December 31, 2005. Under the terms of the Pershing and NTT leases, each tenant is required to reimburse to the landlord its proportionate share of the Building’s operating expenses in excess of a base year. The remaining rentable square footage is leased to various office and retail tenants under lease agreements with terms that vary in length and with various reimbursement clauses.

5. Future Minimum Rental Commitments

Future minimum rental commitments for the years ended December 31 are as follows (in thousands):

2006	$16,494
2007	17,150
2008	16,815
2009	16,264
2010	16,832
Thereafter	171,117

$254,672

Subsequent to December 31, 2005, Pershing and NTT will contribute approximately 85% and 14%, respectively, of the future minimum rental income from the leases in place at that date.

6. Ground Lease

During the year ended December 31, 2005 and the nine months ended September 30, 2006, fee title to the land on which the Building is situated was held by an affiliated entity of the Seller, which leased the land to the Seller. The Building recognized ground lease expense of approximately $6.6 million for the year ended December 31, 2005 and approximately $5.0 million for the nine months ended September 30, 2006. Prior to Wells REIT II’s acquisition of the Building, the Seller terminated the ground lease and acquired the land from its affiliated entity. Wells REIT II acquired fee title to the land as part of its acquisition of the Building. As such, the Building will not incur ground lease expense in the future.

7. Interim Unaudited Financial Information

The statement of revenues over certain operating expenses for the nine months ended September 30, 2006 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal, recurring adjustments) necessary for the fair presentation of the financial statement for the interim period have been included. The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

WELLS REAL ESTATE INVESTMENT TRUST II, INC.

Summary of Unaudited Pro Forma Financial Statements

This pro forma information should be read in conjunction with the consolidated financial statements and notes of Wells Real Estate Investment Trust II, Inc. (“Wells REIT II”) included in its annual report filed on Form 10-K for the year ended December 31, 2005 and its quarterly report filed on Form 10-Q for the nine months ended September 30, 2006. In addition, this pro forma information should be read in conjunction with the financial statements and notes of certain acquired properties included in various current reports previously filed on Form 8-K.

The following unaudited pro forma balance sheet as of September 30, 2006 has been prepared to give effect to the acquisitions of International Financial Tower and the Sterling Commerce Building (the “Q4 2006 Acquisitions”) as if the acquisitions occurred on September 30, 2006. Other adjustments provided in the following unaudited pro forma balance sheet are comprised of certain pro forma financing-related activities, including, but not limited to, capital raised through the issuance of additional common stock through the acquisition date of the Sterling Commerce Building and pay-down of acquisition-related debt subsequent to the pro forma balance sheet date.

The following unaudited pro forma statement of operations for the nine months ended September 30, 2006 has been prepared to give effect to the acquisitions of the SanTan Buildings, the 263 Shuman Building, the 11950 Corporate Boulevard Building, the Edgewater Corporate Center, the 4300 Centreway Place Building, the 80 Park Plaza Building and the Q4 2006 Acquisitions (collectively, the “2006 Acquisitions”) as if the acquisitions occurred on January 1, 2005.

The following unaudited pro forma statement of operations for the year ended December 31, 2005 has been prepared to give effect to the acquisition of 180 Park Avenue 105 Building, the Governor’s Pointe Buildings, the 5995 Opus Parkway Building, the 215 Diehl Road Building, the 100 East Pratt Street Building, the College Park Plaza Building, the 180 E. 100 South Building, the Nashoba Buildings, the Baldwin Point Building, the University Circle Buildings, the 919 Hidden Ridge Building, the 5 Houston Center Building, the Key Center Complex, the 2000 Park Lane Building, the Tampa Commons Building and the LakePointe Buildings (the “2005 Acquisitions”) and the 2006 Acquisitions as if the acquisitions occurred on January 1, 2005. Edgewater Corporate Center had no operations during the year ended December 31, 2005 and, accordingly, has not been included in the pro forma statement of operations for the year ended December 31, 2005.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the 2005 Acquisitions and the 2006 Acquisitions been consummated as of January 1, 2005. In addition, the pro forma balance sheet includes pro forma allocations of the purchase price based upon preliminary estimates of the fair value of the assets and liabilities acquired in connection with the acquisition of the Q4 2006 Acquisitions. These allocations may be adjusted in the future upon finalization of these preliminary estimates.

WELLS REAL ESTATE INVESTMENT TRUST II, INC.

PRO FORMA BALANCE SHEET

SEPTEMBER 30, 2006

(in thousands)

(unaudited)

ASSETS

	Wells Real	Pro Forma Adjustments
	Estate Investment	Q4 2006 Acquisitions
	Trust II, Inc. Historical (a)	International Financial Tower		Sterling Commerce		Other		Pro Forma Total
Real estate assets, at cost:
Land	$332,570	$29,039	(b)	$8,550	(b)	$721	(c)	$370,987
		22	(c)	85	(c)
Buildings and improvements, less accumulated depreciation	1,797,446	126,004	(b)	39,807	(b)	4,074	(c)	1,967,986
		126	(c)	529	(c)
Intangible lease assets, less accumulated amortization	415,679	32,853	(b)	10,588	(b)	—		459,120
Construction in progress	1,085	—		—		—		1,085

Total real estate assets	2,546,780	188,044		59,559		4,795		2,799,178

Cash and cash equivalents	72,948	(2,079	)(b)	(26,686	)(b)	167,186	(d)	210
						(3,778	)(e)
						(207,381	)(f)
Tenant receivables, net of allowance for doubtful accounts	47,687	—		—		—		47,687
Prepaid expenses and other assets	41,949	(148	)(c)	(614	)(c)	3,778	(e)	36,420
		(4,000	)(b)	250	(b)	(4,795	)(c)
Deferred financing costs, less accumulated amortization	2,791	—		—		—		2,791
Deferred lease costs, less accumulated amortization	285,004	8,213	(b)	2,647	(b)	—		295,864
Investments in bonds	78,000	—		—		—		78,000

Total assets	$3,075,159	$190,030		$35,156		$(40,195)		$3,260,150

WELLS REAL ESTATE INVESTMENT TRUST II, INC.

PRO FORMA BALANCE SHEET

SEPTEMBER 30, 2006

(in thousands)

(unaudited)

LIABILITIES AND STOCKHOLDERS’ EQUITY

	Wells Real Estate Investment Trust II, Inc. Historical (a)	Pro Forma Adjustments
		Q4 2006 Acquisitions
		International Financial Tower		Sterling Commerce		Other		Pro Forma Total
Liabilities:
Line of credit and notes payable	$743,689	$190,000	(b)	$35,000	(b)	$(207,381	)(f)	$761,308
Accounts payable, accrued expenses and accrued capital expenditures	32,258	30	(b)	156	(b)	—		32,444
Due to affiliates	2,866	—		—		—		2,866
Dividends payable	6,310	—		—		—		6,310
Deferred income	8,458	—		—		—		8,458
Intangible lease liabilities, less accumulated amortization	93,172	—		—		—		93,172
Obligations under capital leases	78,000	—		—		—		78,000

Total liabilities	964,753	190,030		35,156		(207,381)		982,558

Minority Interest	3,203	—		—		—		3,203

Redeemable Common Stock	33,156	—		—		—		33,156

Stockholders’ Equity:
Common stock, $0.01 par value; 900,000,000 shares authorized; and 258,275,700 shares issued and outstanding as of September 30, 2006	2,583	—		—		189	(d)	2,772

Additional paid in capital	2,296,001	—		—		166,997	(d)	2,462,998
Cumulative distributions in excess of earnings	(190,269)	—		—		—		(190,269)
Redeemable common stock	(33,156)	—		—		—		(33,156)
Other Comprehensive Loss	(1,112)	—		—		—		(1,112)

Total stockholders’ equity	2,074,047	—		—		167,186		2,241,233

Total liabilities, minority interest, redeemable common stock and stockholders’ equity	$3,075,159	$190,030		$35,156		$(40,195)		$3,260,150

(a)	Historical financial information is derived from Wells REIT II’s quarterly report filed on Form 10-Q as of September 30, 2006.
(b)	Reflects the purchase price of the assets and liabilities obtained by Wells REIT II in connection with the respective acquisition, net of any purchase price adjustments.
(c)	Reflects deferred project costs applied to land and building at approximately 2.312% of the cash paid for purchase upon acquisition.
(d)	Reflects capital raised through issuance of additional common stock subsequent to September 30, 2006 through December 21, 2006, the date of acquisition of the Sterling Commerce Building, net of organizational and offering costs, commissions and dealer-manager fees
(e)	Reflects deferred project costs capitalized as a result of additional capital raised as described in note (d) above.
(f)	Reflects partial pay down of acquisition-related borrowings using capital raised described in note (d) above.

The accompanying notes are an integral part of this statement.

WELLS REAL ESTATE INVESTMENT TRUST II, INC.

PRO FORMA STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006

(in thousands)

(Unaudited)

	Wells Real Estate Investment Trust II, Inc. Historical (a)	Pro Forma Adjustments
		2006 Acquisitions
		SanTan		263 Shuman		11950 Corporate Blvd		Edgewater Corporate Center		4300 Centreway		80 Park Place		International Financial Tower		Sterling Commerce		Pro Forma Total
Revenues:
Rental income	$176,076	$1,938	(b)	$2,205	(b)	$2,007	(b)	$513	(b)	$1,327	(b)	$9,030	(b)	$13,085	(b)	$5,818	(b)	$211,999
Tenant reimbursements	40,657	16	(c)	1,274	(c)	1,251	(c)	200	(c)	40	(c)	9,809	(c)	4,963	(c)	332	(c)	58,542
Hotel income	17,811	—		—		—		—		—		—		—		—		17,811

	234,544	1,954		3,479		3,258		713		1,367		18,839		18,048		6,150		288,352
Expenses:
Property operating costs	65,272	675	(d)	1,274	(d)	1,265	(d)	200	(d)	382	(d)	9,809	(d)	11,507	(d)	2,898	(d)	93,282
Hotel operating costs	13,479	—		—		—		—		—		—		—		—		13,479
Asset and property management fees:
Related party	14,806	46	(j)	45	(j)	36	(j)	10	(j)	16	(j)	121	(j)	159	(j)	50	(j)	15,289
Other	3,560	—		—		—		—		—		—		—		—		3,560
Depreciation	33,846	232	(e)	365	(e)	463	(e)	29	(e)	165	(e)	1,149	(e)	2,365	(e)	754	(e)	39,368
Amortization	59,988	899	(f)	475	(f)	1,261	(f)	305	(f)	753	(f)	6,655	(f)	2,090	(f)	1,143	(f)	73,569
Lease termination expense	1,814	—		—		—		—		—		—		—		—		1,814
General and administrative	8,807	—		—		—		—		—		—		—		—		8,807

	201,572	1,852		2,159		3,025		544		1,316		17,734		16,121		4,845		249,168

Real estate operating income	32,972	102		1,320		233		169		51		1,105		1,927		1,305		39,184
Other income (expense):
Interest expense	(30,755)	(1,705	)(h)	—		—		—		—		(2,181	)(i)	(516	)(g)	(116	)(g)	(35,273)

Loss on early extinguishment of debt	(1,115)	—		—		—		—		—		—		—		—		(1,115)
Interest and other income	5,559	—		—		—		—		—		—		—		—		5,559

	(26,311)	(1,705)		—		—		—		—		(2,181)		(516)		(116)		(30,829)

Income (loss) before minority interest and income tax benefit	6,661	(1,603)		1,320		233		169		51		(1,076)		1,411		1,189		8,355
Minority interest in earnings of consolidated entities	(580)	—		—		—		—		—		—		—		—		(580)

Income (loss) before income tax benefit	6,081	(1,603)		1,320		233		169		51		(1,076)		1,411		1,189		7,775
Income tax expense	(239)	—		—		—		—		—		—		—		—		(239)

Net income (loss)	$5,842	$(1,603)		$1,320		$233		$169		$51		$(1,076)		$1,411		$1,189		$7,536

Net income per share - basis and diluted	$0.03																	$0.03

Weighted-average shares outstanding - basic and diluted	226,983																	281,398

(a)	Historical financial information derived from Wells REIT II’s quarterly report filed on Form 10-Q for the quarter ended September 30, 2006.
(b)	Rental income consists primarily of base rent, parking income and amortization of above-market lease assets and below-market lease liabilities. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2005.
(c)	Consists of operating cost reimbursements.
(d)	Consists of property operating expenses.
(e)	Depreciation expense on portion of purchase price allocated to Building is recognized using the straight-line method and a 40-year life.
(f)	Amortization of deferred leasing costs and lease intangibles is recognized using the straight-line method over the lives of the respective leases.
(g)	Represents additional interest expense that would have been incurred if the outstanding balance of the Wachovia $400.0 million line of credit for the nine months ended September 30, 2006 was equal to the pro forma outstanding line of credit balance per the Pro Forma Balance Sheet as of September 30, 2006. The Wachovia $400.0 million line of credit bore interest at approximately 6.06% for the nine months ended September 30, 2006.
(h)	Represents interest expense on the $39.0 million mortgage loan that was originated on September 28, 2006. The mortgage loan bears interest at a fixed rate of 5.83% and matures on October 11, 2016.
(i)	Represents interest expense on the $45.9 million mortgage loan originated in connection with the acquisition of 80 Park Place that bears interest at 6.575% and matures on September 30, 2016.
(j)	Asset management fees calculated as 0.75% of the cost of the acquisitions on an annual basis limited to 1% of the net asset value of such acquisitions after deducting debt used to finance acquisitions.

The accompanying notes are an integral part of this statement.

WELLS REAL ESTATE INVESTMENT TRUST II, INC.

PRO FORMA STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED DECEMBER 31, 2005

(in thousands)

(Unaudited)

	Wells Real Estate Investment Trust II, Inc. Historical (a)	Pro Forma Adjustments
				2006 Acquisitions
		2005 Acquisitions		SanTan		263 Shuman		11950 Corporate Blvd		4300 Centreway		80 Park Place		International Financial Tower		Sterling Commerce		Pro Forma Total
Revenues:
Rental income	$134,972	$102,616	(b)	$6,548	(b)	$4,064	(b)	$3,316	(b)	$1,895	(b)	$12,389	(b)	$17,388	(b)	$7,673	(b)	$290,861
Tenant reimbursements	29,036	18,285	(c)	54	(c)	2,325	(c)	2,076	(c)	35	(c)	13,613	(c)	8,320	(c)	257	(c)	74,001

	164,008	120,901		6,602		6,389		5,392		1,930		26,002		25,708		7,930		364,862
Expenses:
Property operating costs	45,818	51,238	(d)	2,302	(d)	2,325	(d)	2,099	(d)	904	(d)	13,615	(d)	15,181	(d)	3,490	(d)	136,972
Asset and property management fees:
Related party	10,639	5,400	(e)	216	(e)	210	(e)	166	(e)	73	(e)	563	(e)	737	(e)	232	(e)	18,236
Other	2,539	—		—		—		—		—		—		—		—		2,539
Depreciation	24,505	16,429	(f)	927	(f)	730	(f)	794	(f)	247	(f)	1,723	(f)	3,153	(f)	1,005	(f)	49,513
Amortization	43,210	30,488	(g)	2,698	(g)	814	(g)	1,892	(g)	1,004	(g)	8,873	(g)	2,787	(g)	1,524	(g)	93,290
General and administrative	9,056	—		—		—		—		—		—		—		—		9,056

	135,767	103,555		6,143		4,079		4,951		2,228		24,774		21,858		6,251		309,606

Real estate operating income (loss)	28,241	17,346		459		2,310		441		(298)		1,228		3,850		1,679		55,256
Other income (expense):
Interest expense	(25,098)	(3,622	)(h)	(2,274	)(n)	—		—		—		(3,018	)(o)	(5,077	)(l)	(1,142	)(l)	(50,620)
		(732	)(i)
		(4,352	)(j)
		(5,019	)(k)
		(286	)(m)
Interest and other income	9,557	—		—		—		—		—		—		—		—		9,557

	(15,541)	(14,011)		(2,274)		—		—		—		(3,018)		(5,077)		(1,142)		(41,063)

Income (loss) before minority interest and income tax benefit	12,700	3,335		(1,815)		2,310		441		(298)		(1,790)		(1,227)		537		14,193
Minority interest in earnings of consolidated subsidiaries	(220)	—		—		—		—		—		—		—		—		(220)

Income (loss) before income tax benefit	12,480	3,335		(1,815)		2,310		441		(298)		(1,790)		(1,227)		537		13,973
Income tax benefit	41	—		—		—		—		—		—		—		—		41

Net income (loss)	$12,521	$3,335		$(1,815)		$2,310		$441		$(298)		$(1,790)		$(1,227)		$537		$14,014

Net income per share - basis and diluted	$0.09																	$0.05

Weighted-average shares outstanding - basic and diluted	139,680																	281,398

(a)	Historical financial information derived from Wells REIT II’s annual report filed on Form 10-K for the year ended December 31, 2005.
(b)	Rental income consists primarily of base rent, parking income and amortization of above-market lease assets and below-market lease liabilities. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2005.
(c)	Consists of operating cost reimbursements.
(d)	Consists of property operating expenses.
(e)	Asset management fees calculated as 0.75% of the cost of the acquisitions on an annual basis limited to 1% of the net asset value of such acquisitions after deducting debt used to finance acquisitions.
(f)	Depreciation expense on portion of purchase price allocated to Building is recognized using the straight-line method and a 40-year life.
(g)	Amortization of deferred leasing costs and lease intangibles is recognized using the straight-line method over the lives of the respective leases.
(h)	Represents interest expense on the $105.0 million mortgage loan secured by the 100 East Pratt Street Building executed in September 2005 that bears interest at 5.08% and matures in June 2017.
(i)	Represents interest expense on the $23.0 million mortgage loan executed in connection with the acquisition of the Nashoba Buildings that bears interest at 5.07% and matures in September 2010.
(j)	Represents interest expense on the $90.0 million mortgage loan assumed in connection with the acquisition of the 5 Houston Center Building that bears interest at 5.00% and matures in October 2008.
(k)	Represents imputed interest expense on the interest-free note payable that matures in April 2012 assumed in connection with the recapitalization of the entity that owns an interest in Key Center.
(l)	Represents additional interest expense that would have been incurred if the outstanding balance of the Wachovia $400 million line of credit for the year ended December 31, 2005 was equal to the pro forma outstanding line of credit balance per the Pro Forma Balance Sheet as of September 30, 2006. The Wachovia $400 million line of credit bore interest at approximately 4.46% for the year ended December 31, 2005.
(m)	Represents interest expense on funds drawn from the LakePointe Buildings construction loan, which bore interest at approximately 4.46% for the year ended December 31, 2005.
(n)	Represents interest expense on the $39.0 million mortgage loan that was originated on September 28, 2006. The mortgage loan bears interest at a fixed rate of 5.83% and matures on October 11, 2016.
(o)	Represents interest expense on the $45.9 million mortgage loan originated in connection with the acquisition of 80 Park Place that bears interest at 6.575% and matures on September 30, 2016.

The accompanying notes are an integral part of this statement.